Analyst Day January 2023 NASDAQ: PETS

2 Safe Harbor & Non-GAAP Measures This Presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, concerning expectations, beliefs plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements that are other than statements of historical fact, including statements regarding our environmental and other sustainability plans and goals and potential acquisitions, investments and dispositions. Although PetMeds believes that the expectations and assumptions reflected in these statements are reasonable, there can be no assurance that these expectations will prove to be correct. There can be no assurance that any forward-looking results will occur or be realized, and nothing contained in this Presentation is, or should be relied upon as, a promise or representation or warranty as to any future matter, including any matter in respect of the operations or business or financial condition of PetMeds. Such forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “intends,” “will,” “shall,” “should,” “anticipates,” “opportunity,” “illustrative”, or the negative thereof or other variations thereon or comparable terminology. All forward-looking statements are based on assumptions or judgments about future events that may or may not be correct or necessarily take place and that are by their nature subject to significant uncertainties and contingencies, many of which are outside the control of PetMeds. Forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause actual results to differ materially from the potential results discussed in the forward-looking statements, including, without limitation, those identified in this Presentation, the risk factors that we identify in our Securities and Exchange Commission filings, as well as the following: (i) increased competition (including from multichannel retailers and e- Commerce providers); (ii) reduced consumer demand for our products and/or services; (iii) our reliance on key vendors; (iv) our ability to attract and retain qualified employees; (v) risks arising from statutory, regulatory and/or legal developments; (vi) macroeconomic pressures in the markets in which we operate; (vii) failure to effectively manage our costs; (viii) our reliance on our information technology systems; (ix) our ability to prevent or effectively respond to a privacy or security breach; (x) our ability to effectively manage strategic ventures, alliances or acquisitions; (xi) economic or regulatory developments that might affect our ability to provide attractive promotional financing; (xii) interruptions and other supply chain issues; (xiii) catastrophic events, health crises, and pandemics, including the potential effects that the ongoing COVID-19 pandemic and/or corresponding macroeconomic uncertainty could have on our financial position, results of operations and cash flows; (xiv) our ability to maintain positive brand perception and recognition; (xv) product safety and quality concerns; (xvi) changes to labor or employment laws or regulations; (xvii) our ability to effectively manage our real estate portfolio; (xviii) constraints in the capital markets or our vendor credit terms; and (xix) changes in our credit ratings. The occurrence of any such factors, events, or circumstances could significantly alter the results set forth in these statements. PetMeds cautions that the foregoing list of important factors is not complete, and any forward-looking statements speak only as of the date they are made. PetMeds undertakes no duty to update publicly any forward-looking statement that it may make, whether as a result of new information, future events or otherwise, except as may be required by applicable law, regulation or other competent legal authority. Included in this Presentation are certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) that are designed to supplement, and not substitute, PetMeds’ financial information presented in accordance with GAAP, including, but not limited to, Adjusted EBITDA, Trailing Twelve Month Adjusted EBITDA, Adjusted EPS, and free cash flow. The non-GAAP measures as defined by PetMeds may not be comparable to similar non-GAAP measures presented by other companies. The presentation of such measures, which may include adjustments to exclude non-recurring items, should not be construed as an inference that PetMeds’ future results, cash flows, or leverage will be unaffected by other non-recurring items. Refer to information about the non-GAAP measures contained in this Presentation. This Presentation also includes forward-looking estimates of Adjusted EBITDA and Adjusted EPS as part of our financial guidance. We do not reconcile these non-GAAP measures for future periods to their most comparable GAAP measures due to the uncertainty and potential variability of reconciling items. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide a reconciliation of these non-GAAP measures without unreasonable effort. Forward-looking estimates of Adjusted EBITDA and Adjusted EPS are estimated in a manner consistent with the relevant definitions and assumptions noted herein.

3 Welcome and Introductions Matt Hulett, CEO & President Vision: Christine Chambers, CFO Matt Hulett is a seasoned technology executive leading world class public and private companies and working closely with Boards and investors in organizations that include Rosetta Stone, Expedia and many more. He has had multiple turnaround successes as a public company president as well as a private company CEO. Christine Chambers is an experienced finance professional with extensive knowledge in the digital consumer space, most recently serving as Senior Vice President, CFO and Treasurer of Seattle-based RealNetworks. Prior to that, she was Vice President of Finance at Rosetta Stone. Chambers also has served as Deputy Director, Budget and Planning at the Bill & Melinda Gates Foundation.

4 Analyst Day Agenda Vision: Introductions PetMeds 1.0 - Legacy Business PetMeds 2.0 - Wellness from Nose to Tail Market Opportunity Transaction Summary Financial Overview Summary

PetMeds 1.0

Leveraging our Key Assets

Expert Online Pet Pharmacy

2+ **2+ Million Unique Customers**

81 **Net Promoter Score of 81**

Loyal Customer Base

Strong Balance Sheet

39% **Growing AutoShip & Save Subscriber Base**

- Established, widely known & trusted brand
- Strong customer loyalty
- Category expertise
- 70,000+ Veterinarian & vet clinics
- 17,000 using online portal
- Strong supplier relationships
- Operational and quality efficiency
- Differentiated, focused provider

PetMeds
Your Trusted Pet Health Expert

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6 Reinventing PetMeds Vision: New Management Team New Pet Health Expert Strategy Increased Autoship to 39% Added Telemedicine with Vetster partnership PetCareRx acquisitionStabilized Revenue Transformation to Complete Pet Health Experts

7 PetMeds 2.0 Medication Care Wellness Nutrition Data Holistic Health and Wellness “From Nose to Tail” PetMeds Vetster PetCareRx Coming soon!

8 Growth Strategy - Progress Vision: Strategic Initiatives to Transform PetMeds Increased recurring subscription revenue Non-medication catalog expansion New customer growth Unique and differentiated services

MARKET OPPORTUNITY

10 $51 $26 $35 $10 Pet Food/Treats Pet Supplies Veterinary Non-medical Pet Services Market Opportunity Source: 1) Packaged Facts, U.S. Pet Market Outlook, 2022-2023 Total Pet Market (2021)1 A diverse opportunity for pet parents focused on diet and health Prescription medication Non-prescription medication Prescription food Supplements $ in billions $123B Pet Insurance Non-prescription food

11 71% 18% 10% 52%48% Brick and Mortar Internet 66% 34% Brick and Mortar Internet Market Opportunity Vision: Source: 1) Packaged Facts, U.S. Pet Market Outlook, 2022-2023 Internet sales of pet medication is forecast to grow 16% annually and increase share to 30% of total pet medication spend by 20261 $ in billions Internet Sales Increasing Share of Total Pet Spend1 Medication 65% 30% 5% 2021 2026 $11.6B $14.7B Nutrition (Food/Treats) 2021 2026 $51.0B $79.4B Internet sales of pet food/treats is forecast to grow 17% annually by 20261 $ in billions Veterinary Sector Internet Brick and Mortar

PetCareRX TRANSACTION OVERVIEW

13 to acquire Terms Acquisition of 100% of PetCareRx for $36 million of cash Structure/ Leadership PetCareRx will continue to exist as a distinct brand. Operation will be integrated as part of PetMed’s wellness and consumables business Timing to Close Expect to close this quarter Financial Impact Expect PetCareRx to contribute over $40 million to our overall revenue and increase EBITDA margin (post synergy execution) Transaction Overview

Complementary Businesses

PetMeds
Your Trusted Pet Health Expert

Strong Customer Relationships
Majority of revenue derived from loyal and recurring medication-centric customers

RX Expertise
Leading brand for pet Rx medication. The most complex product fulfillment in the pet market

Brand Awareness
Strong customer brand awareness. 55% of pet parents know the PetMeds brand.

PetCareRx
Happier, Healthier Pets

Broad Catalog
Product mix includes ~40% of revenue from non-medication products

Fulfillment Infrastructure
Fulfillment operation expands overall distribution capability especially in larger SKUs (e.g, food)

Business Model Innovation
Unique membership driven model which drives customer loyalty and retention

PetMeds
Your Trusted Pet Health Expert
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15 Total Wellness: “From Nose to Tail” Product Expansion Telemedicine Insurance COMING SOON! Additional growth, transaction and partnership opportunities Medication Nutrition Care Wellness

FINANCIAL OVERVIEW

17 Recent Financials $274 $283 $284 $309 $273 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 $ in millions Room for Growth 1. Flat revenue from Fiscal 2018 – Fiscal 2022 2. Industry growth of 15% = lost opportunity 3. PetCareRx acquisition jump starts revenue growth 4. Customer and product expansion provides growth opportunity Fiscal year revenue: 2018 - 2022

18 Balance Sheet & Cash Flow Utilizing balance sheet for further growth opportunities Organic Growth Inorganic Growth Return to Shareholders Working Capital Capex Acquire Alliances & Partnerships Dividends Share Repurchases ($ in millions) 9/30/2022 Cash $96.5 Total Assets $169.3 TTM Adj. EBITDA $30.5

19 Long Term Growth Outlook Driving value over the long term 1. The acquisition gives us an immediate revenue boost. The expanded product catalog and differentiated services positions us for growth thereafter 2. Drive operating leverage through operational efficiency and higher margin products and services 3. Utilize cash flow to drive greater shareholder value through investments, acquisitions

SUMMARY

21 Today’s Summary Vision: A Growth Company For a Growing Industry Increased recurring subscription revenue Non-medication catalog expansion New customer growth Unique and differentiated services

22 Investment Highlights Massive addressable market with further opportunities to penetrate additional verticals Immediate revenue growth and product expansion with acquisition of PetCareRx Strong balance sheet as a basis for growth with significant brand assets Broader strategic plan – expansion of new customers, more products, unique and differentiated services

23 Q&A

Company Christine Chambers Chief Financial Officer 561-526-4444 www.petmeds.com THANK YOU! Investor Relations Brian M. Prenoveau, CFA MZ Group 561-489-5315 PETS@mzgroup.us

25 Non-GAAP Reconciliation Vision: Consolidated Reconciliation of GAAP Net Income to Adjusted EBITDA December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 Net Income 4,257$ 6,066$ 2,775$ 2,579$ Add (subtract): Share-based Compensation 1,440$ 1,509$ 1,536$ 1,681$ Income Taxes 1,261$ 1,368$ 1,030$ 1,031$ Depreciation 710$ 687$ 753$ 858$ Interest Income / Expense (84)$ (92)$ (117)$ (388)$ Acquisition Related Expenses -$ -$ 355$ -$ Employee Severance -$ -$ -$ 364$ Sales Tax Assessment Accrual -$ -$ -$ 925$ Adj. EBITDA 7,584$ 9,538$ 6,332$ 7,050$ Three Months Ended